
                                                              [PIONEER LOGO]

       PIONEER
       BALANCED
       FUND

      [ANNUAL REPORT 12/31/99]

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

      Letter from the Chairman                                      1
      Portfolio Summary                                             2
      Performance Update                                            3
      Portfolio Management Discussion                               6
      Schedule of Investments                                       9
      Financial Statements                                         18
      Notes to Financial Statements                                24
      Report of Independent Public Accountants                     28
      Trustees, Officers and Service Providers                     29

     PIONEER BALANCED FUND
     LETTER FROM THE CHAIRMAN 12/31/99
     DEAR SHAREOWNER,
--------------------------------------------------------------------------------

    In an ever-changing investment environment, it can be difficult to be disciplined enough to adhere to your investment goals. We are bombarded every day with information and advice from a variety of sources. Magazine and newspaper headlines create a frenzy by shouting -- "Top 10 stocks for the year 2000" -- sending many investors scrambling to adjust their holdings. But as history often shows us, yesterday's winners are in no way tomorrow's sure thing.

    No one can know with absolute certainty which stocks or bonds will have good performance. It is important to keep sight of your own investment goals and to stick to them. Jumping from one investment to another based upon the latest hot trend is unlikely to help you reach your financial goals. We think a well-reasoned investment plan will.

    The first few months of the year are a practical time to revisit your investment goals and make appropriate adjustments in your personal portfolio. Scheduling a review session with your financial professional is a good starting point. A professional acquainted with your individual circumstances can help you to distill information, examine your current strategy and make informed decisions that can effectively satisfy your long-term investment needs.

    Among the key topics to cover with your advisor is your retirement -- including the IRA options available to you. Now is the time to think about making a 1999 contribution to an IRA, if you haven't already. This year, you'll have until April 17 to make your prior-year IRA contribution. And, to begin taking advantage of tax-deferred growth, you might want to get a head start on your year 2000 contribution.

    I encourage you to read on to learn more about Pioneer Balanced Fund. If you have questions, please contact your investment professional. Visit our web site at www.pioneerfunds.com for more information about your fund or Pioneer.

    Respectfully,

    /s/ John F. Cogan, Jr.
    John F. Cogan, Jr.
    Chairman and President

     PIONEER BALANCED FUND
     PORTFOLIO SUMMARY 12/31/99

     PORTFOLIO DIVERSIFICATION
   -----------------------------------------------------------------------------
     (As a percentage of total investment portfolio)

     [PIE CHART]

U.S. Common Stocks....................   56%
U.S. Corporate Bonds..................   23%
U.S. Government Securities............   18%
Depositary Receipts for
  International Stocks................    2%
Short-Term Cash Equivalents...........    1%


     SECTOR DISTRIBUTION
   -----------------------------------------------------------------------------
     (As a percentage of total investment in securities)

   [PIE CHART]

U.S. Government Securities............   18%
Technology............................   14%
Financial.............................   13%
Consumer Staples......................    9%
Basic Materials.......................    9%
Energy................................    9%
Consumer Cyclicals....................    7%
Communication Services................    7%
Healthcare............................    7%
Capital Goods.........................    4%
Other.................................    3%

     10 LARGEST HOLDINGS
   -----------------------------------------------------------------------------
     (As a percentage of long-term holdings)

       1.  Intel Corp.                     4.20%   6.  Exxon Mobil Corp.               2.00%
       2.  Ford Motor Co.                  3.12    7.  Government National             1.90
                                                       Mortgage Association,
                                                       6.5%, 10/15/28
       3.  US West Communications Group,   2.57    8.  USX Corp., 9.375%, 2/15/12      1.88
           Inc.
       4.  Wal-Mart Stores, Inc.           2.21    9.  EMC Corp.                       1.86
       5.  Hewlett-Packard Co.             2.08   10.  Texas Instruments, Inc.         1.85

     Fund holdings will vary for other periods.

    PIONEER BALANCED FUND

    --------------------------------------------------------------------------
    PERFORMANCE UPDATE 12/31/99                                 CLASS A SHARES
    --------------------------------------------------------------------------


    SHARE PRICES AND DISTRIBUTIONS
    --------------------------------------------------------------------------

    NET ASSET VALUE PER SHARE     12/31/99      12/31/98

                                    $9.73         $9.74

    DISTRIBUTIONS PER SHARE        INCOME       SHORT-TERM         LONG-TERM
    (12/31/98 - 12/31/99)         DIVIDENDS    CAPITAL GAINS     CAPITAL GAINS

                                   $0.310            --               --

    INVESTMENT RETURNS
    --------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index and the Lehman Brothers Government/Corporate Bond Index.

    Growth of $10,000

                                   [CHART]

                                  Lehman Brothers
               Pioneer          Government/Corporate      Standard & Poor's 500
            Balanced Fund*           Bond Index                  Index
            -------------       --------------------      ---------------------

    12/89        9550                  10000                    10000
                 9892                  10827                     9688
                11734                  12571                    12628
                12624                  13523                    13588
                13916                  15019                    14951
                13316                  14491                    15156
                16246                  17281                    20832
                17853                  17780                    25602
                20339                  19514                    34134
                20572                  21363                    43869
    12/99       21219                  20903                    53079

    AVERAGE ANNUAL TOTAL RETURNS (As of December 31, 1999)

    PERIOD                    NET ASSET VALUE            PUBLIC OFFERING PRICE*
    ------                    ---------------            ---------------------

    10 Years                       8.31%                          7.81%
     5 Years                       9.77                           8.76
     1 Year                        3.15                          -1.51

    ----------
    * Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

    PIONEER BALANCED FUND

    --------------------------------------------------------------------------
    PERFORMANCE UPDATE 12/31/99                              CLASS B SHARES
    --------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
    --------------------------------------------------------------------------

    NET ASSET VALUE PER SHARE         12/31/99    12/31/98

                                       $9.64        $9.65

    DISTRIBUTIONS PER SHARE            INCOME      SHORT-TERM       LONG-TERM
    (12/31/98 - 12/31/99)             DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS

                                       $0.222          --               --

    INVESTMENT RETURNS
    --------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund, compared to the growth of the Standard & Poor's 500 Index and the Lehman Brothers
    Government/Corporate Bond Index.

    Growth of $10,000

                                   [CHART]

                                    Lehman Brothers
              Pioneer            Government/Corporate       Standard & Poor's 500
           Balanced Fund*             Bond Index                    Index
           -------------         --------------------       ---------------------

    1/95       10000                  10000                         10000
               10397                  10502                         10653
               10813                  10703                         11497
               11374                  11202                         12186
               11330                  10940                         12839
               11455                  10990                         13414
               11672                  11184                         13826
               12400                  11525                         14977
               12235                  11426                         15381
               13142                  11841                         18060
               14232                  12256                         19412
               14010                  12650                         19968
               14871                  12842                         22747
               14662                  13177                         23497
               13635                  13830                         21164
               14036                  13848                         25663
               13940                  13683                         26938
               14444                  13534                         28830
               13713                  13606                         27033
    12/99      14150                  13550                         31050

      AVERAGE ANNUAL TOTAL RETURNS (As of December 31, 1999)

      PERIOD                       IF HELD                     IF REDEEMED*
      ------                       -------                     -----------

      Life-of-Fund (4/28/95)         8.02%                         7.70%
      1 Year                         2.24                         -1.76

    ----------
    * Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

    PIONEER BALANCED FUND
    --------------------------------------------------------------------------
    PERFORMANCE UPDATE 12/31/99                              CLASS C SHARES
    --------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
    --------------------------------------------------------------------------

    NET ASSET VALUE PER SHARE      12/31/99        12/31/98

                                     $9.73           $9.75

    DISTRIBUTIONS PER SHARE         INCOME       SHORT-TERM         LONG-TERM
    (12/31/98 - 12/31/99)          DIVIDENDS    CAPITAL GAINS     CAPITAL GAINS

                                    $0.213            --                --

    INVESTMENT RETURNS
    --------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund, compared to the growth of the Standard & Poor's 500 Index and the Lehman Brothers Government/
    Corporate Bond Index.

    Growth of $10,000

                                   [CHART]

                                Lehman Brothers
             Pioneer         Government/Corporate    Standard & Poor's 500
          Balanced Fund*          Bond Index                Index
          -------------      --------------------    ---------------------

   1/96        10000             10000                    10000
                9865              9706                    10203
                9974              9750                    10660
               10163              9922                    10987
               10812             10225                    11902
               10678             10137                    12223
               11487             10505                    14352
               12456             10873                    15426
               12269             11222                    15868
               13029             11393                    18076
               12859             11691                    18673
               11956             12269                    16818
               12302             12286                    20393
               12206             12139                    21407
               12643             12007                    22910
               12009             12071                    21482
  12/99        12550             12022                    24675

      AVERAGE ANNUAL TOTAL RETURNS (As of December 31, 1999)

      PERIOD                     IF HELD                      IF REDEEMED*
      ------                     -------                      -----------

      Life-of-Fund (1/31/96)       5.97%                          5.97%
      1 Year                       2.02                           2.02

    ----------
    * Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER BALANCED FUND
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/99

     In the following discussion, Theresa Hamacher, who supervises the team of portfolio managers and analysts responsible for day-to-day management of Pioneer Balanced Fund, and Tin Chan, who focuses on the Fund's equity component, review the performance of your Fund and the factors that affected it over the year.

     Q: HOW DID PIONEER BALANCED FUND PERFORM FOR THE YEAR ENDED DECEMBER 31, 1999?

     A: The Fund's Class A shares returned 3.15%, Class B shares 2.24% and Class C shares 2.02%, all at net asset value. In comparison, the 448 balanced funds tracked by Lipper returned an average of 8.73% at net asset value, for the same period. (Lipper is an independent firm that tracks mutual fund performance.)

     Q:  WHY DID THE FUND UNDERPERFORM COMPARED TO OTHER BALANCED FUNDS?

     A: There were several reasons. The Fund is value-oriented, and for most of the year this investment style continued to be out of favor. Instead, investors focused on technology and other growth stocks. Over the year, no other sector matched the performance of technology. We believe many technology stocks are currently overpriced and do not offer much value to shareowners. Since the Fund had limited exposure to technology investments, its results suffered when compared to its balanced fund peer group. Also, it has always been our strategy to strive to select stocks that we believe will produce a higher than average dividend yield - something most technology stocks don't offer. Lastly, the Fund was more conservatively positioned than some competitor funds because it had a heavier weighting in bonds. This, too, worked against the Fund.

     Q:  WHAT EQUITY HOLDINGS HELPED THE FUND'S PERFORMANCE?

     A: The few technology stocks that we did hold were strong contributors to the Fund's performance. Motorola, which we owned for the entire year, followed the wave of expansion experienced by most other communica-

     PIONEER BALANCED FUND

         tions equipment providers and was up over 142%. Hewlett-Packard and Lucent Technologies also performed well. The technology stocks in the portfolio were acquired only after we had conducted careful research of their fundamentals. Basic material holdings, including Dow Chemical and Reynolds Metals, an aluminum manufacturer, were up between 49% and 52%, respectively, over the year. Allergan, an eye care products company, saw its stock rise 55%, providing a boost to the Fund's performance.

     Q:  WHAT HOLDINGS HURT THE FUND?

     A: Several of the holdings that turned in poor performance over the year shared a common bond - their stock prices declined after they had trouble integrating companies that were acquired in 1998. First Union merged with CoreStates Financial Corp. and, in response, First Union's share price fell. Another holding, Banc One, also saw its price decline when it acquired a credit card company. Nevertheless, we continue to hold Banc One and First Union. We believe in their long-term viability and they both offer some of the highest dividend yields that we've seen in over a decade.

     Q: DID THE THREE INCREASES IN SHORT-TERM INTEREST RATES DURING 1999 AFFECT THE WAY THAT YOU MANAGED THE BOND PORTFOLIO?

     A: Yes. The bond portion of Pioneer Balanced Fund's portfolio was adjusted over the year in response to the changing economic conditions, specifically rising interest rates. As the year progressed, we purchased bonds that offered more attractive yields, namely high yield issues and mortgage-backed securities. (The prospectus restricts us to a maximum of 10% of the Fund's assets in high yield investments. Investments in lower-rated bonds may be more volatile and less liquid than more highly rated bonds.) This proved to be a wise decision because these securities outperformed Treasurys, which had a particularly bad year.

     PIONEER BALANCED FUND
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/99 (CONTINUED)

         Basically, the trend was the higher quality a bond, the worse it performed. Although rates rose over the year, usually a negative factor for bonds, the strength of the economy helped cushion the effects, particularly for high yield bonds. High yield issues tend to perform better in a strong economy partly because it's more likely that companies will repay their debt in this environment.

     Q:  WHAT BOND HOLDINGS HELPED THE FUND'S PERFORMANCE?

     A: One of our high yield credits, RBF Financial, an oil rig engineering construction firm and a Fund holding since June, did quite well. We felt that this issue would benefit from the rebound in energy, and our analysis paid off. A new addition to the portfolio was King Pharmaceutical. We bought this company's bonds at face value early in the year, and they've since appreciated in price as its business improved.

     Q:  GOING FORWARD HOW WILL YOU MANAGE THE FUND?

     A: We will continue to apply a value approach. This means maintaining a focus on stocks with low price-to-book and low price-to-earnings ratios. An investment portfolio that contains a blend of stocks and bonds can help to smooth out the ups and downs that are inevitable in the stock market, as well as create a comfortable balance between risk and reward. We believe that over the long term the Fund can provide shareowners with the mix of benefits that both stocks and bonds have to offer.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 12/31/99


SHARES                                                                        VALUE
             INVESTMENT IN SECURITIES - 99.0%
             COMMON STOCKS - 58.8%
             BASIC MATERIALS - 2.8%
             ALUMINUM - 0.6%
 20,000      Reynolds Metals Co.
                                                                           $ 1,532,500
                                                                           -----------
             CHEMICALS - 1.3%
 14,000      Dow Chemical Co.
                                                                           $ 1,870,750
 26,000      Eastman Chemical Co.
                                                                             1,239,875
                                                                           -----------
                                                                           $ 3,110,625
                                                                           -----------
             PAPER & FOREST PRODUCTS - 0.9%
 28,000      Weyerhaeuser Co.
                                                                           $ 2,010,750
                                                                           -----------
             TOTAL BASIC MATERIALS                                         $ 6,653,875
                                                                           -----------
             CAPITAL GOODS - 3.8%
             AEROSPACE/DEFENSE - 0.6%
 28,000      General Dynamics Corp.
                                                                           $ 1,477,000
                                                                           -----------
             ELECTRICAL EQUIPMENT - 0.7%
 30,000      Honeywell, Inc.
                                                                           $ 1,730,625
                                                                           -----------
             ENGINEERING & CONSTRUCTION - 0.5%
 25,000      Fluor Corp.
                                                                           $ 1,146,875
                                                                           -----------
             MACHINERY (DIVERSIFIED) - 0.8%
 34,000      Ingersoll-Rand Co.
                                                                           $ 1,872,125
                                                                           -----------
             MANUFACTURING (DIVERSIFIED) - 1.2%
 40,000      Tyco International Ltd.
                                                                           $ 1,555,000
 20,000      United Technologies Corp.
                                                                             1,300,000
                                                                           -----------
                                                                           $ 2,855,000
                                                                           -----------
             TOTAL CAPITAL GOODS                                           $ 9,081,625
                                                                           -----------
             COMMUNICATION SERVICES - 6.4%
             TELECOMMUNICATIONS (LONG DISTANCE) - 1.6%
 73,000      AT&T Corp.
                                                                           $ 3,704,750
                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 12/31/99                            (CONTINUED)


SHARES                                                                        VALUE
             TELEPHONE - 4.8%
 20,000      Bell Atlantic Corp.
                                                                           $ 1,231,250
 60,000      Bellsouth Corp.
                                                                             2,808,750
 26,320      SBC Communications, Inc.
                                                                             1,283,100
 84,000      US West Communications Group, Inc.
                                                                             6,048,000
                                                                           -----------
                                                                           $11,371,100
                                                                           -----------
             TOTAL COMMUNICATION SERVICES                                  $15,075,850
                                                                           -----------
             CONSUMER CYCLICALS - 6.7%
             AUTOMOBILES - 3.1%
137,000      Ford Motor Co.
                                                                           $ 7,320,938
                                                                           -----------
             HOMEBUILDING - 0.2%
 25,000      Centex Corp.
                                                                           $   617,187
                                                                           -----------
             PUBLISHING - 1.2%
 45,000      McGraw-Hill Co., Inc.
                                                                           $ 2,773,125
                                                                           -----------
             RETAIL (GENERAL MERCHANDISE) - 2.2%
 75,000      Wal-Mart Stores, Inc.
                                                                           $ 5,184,375
                                                                           -----------
             TOTAL CONSUMER CYCLICALS                                      $15,895,625
                                                                           -----------
             CONSUMER STAPLES - 6.7%
             DISTRIBUTORS (FOOD & HEALTH) - 1.6%
 45,000      SUPERVALU, Inc.
                                                                           $   900,000
 70,000      Sysco Corp.
                                                                             2,769,375
                                                                           -----------
                                                                           $ 3,669,375
                                                                           -----------
             ENTERTAINMENT - 0.5%
 41,000      The Walt Disney Co.
                                                                           $ 1,199,250
                                                                           -----------
             FOODS - 1.5%
 19,000      H.J. Heinz Co.
                                                                           $   756,438
 19,000      The Quaker Oats Co.
                                                                             1,246,875
100,000      Tyson Foods, Inc.
                                                                             1,625,000
                                                                           -----------
                                                                           $ 3,628,313
                                                                           -----------
             HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.5%
 18,000      Kimberly Clark Corp.
                                                                           $ 1,174,500
                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND


SHARES                                                                        VALUE
             RESTAURANTS - 1.9%
127,000      Darden Restaurants
                                                                           $ 2,301,875
 54,000      McDonald's Corp.
                                                                             2,176,875
                                                                           -----------
                                                                           $ 4,478,750
                                                                           -----------
             SPECIALTY PRINTING - 0.7%
 31,000      Deluxe Corp.
                                                                           $   850,563
 35,000      R.R. Donnelly & Sons Co.
                                                                               868,437
                                                                           -----------
                                                                           $ 1,719,000
                                                                           -----------
             TOTAL CONSUMER STAPLES                                        $15,869,188
                                                                           -----------
             ENERGY - 5.0%
             OIL (DOMESTIC INTEGRATED) - 1.4%
 55,000      Royal Dutch Petroleum Co. (A.D.R.)
                                                                           $ 3,324,063
                                                                           -----------
             OIL (INTERNATIONAL INTEGRATED) - 3.0%
 16,000      Chevron Corp.
                                                                           $ 1,386,000
 58,244      Exxon Mobil Corp.
                                                                             4,692,282
 20,000      Texaco, Inc.
                                                                             1,086,250
                                                                           -----------
                                                                           $ 7,164,532
                                                                           -----------
             OIL & GAS (REFINING & MARKETING) - 0.6%
 45,000      Ashland Oil, Inc.
                                                                           $ 1,482,187
                                                                           -----------
             TOTAL ENERGY                                                  $11,970,782
                                                                           -----------
             FINANCIAL - 8.4%
             BANKS (MAJOR REGIONAL) - 1.2%
 58,000      Banc One Corp.
                                                                           $ 1,859,625
 30,500      Fleet Boston Financial Corp.
                                                                             1,061,781
                                                                           -----------
                                                                           $ 2,921,406
                                                                           -----------
             BANKS (MONEY CENTER) - 2.1%
 51,000      BankAmerica Corp.
                                                                           $ 2,559,562
 38,000      First Union Corp.
                                                                             1,246,875
 10,000      J.P. Morgan & Co., Inc.
                                                                             1,266,250
                                                                           -----------
                                                                           $ 5,072,687
                                                                           -----------
             FINANCIAL (DIVERSIFIED) - 2.0%
 40,000      American General Corp.
                                                                           $ 3,035,000
 26,000      Federal National Mortgage Association
                                                                             1,623,375
                                                                           -----------
                                                                           $ 4,658,375
                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 12/31/99                            (CONTINUED)


SHARES                                                                        VALUE
             INSURANCE (LIFE/HEALTH) - 1.6%
 26,570      Aegon NV (A.D.R.)
                                                                           $ 2,537,435
 28,000      Lincoln National Corp.
                                                                             1,120,000
                                                                           -----------
                                                                           $ 3,657,435
                                                                           -----------
             INSURANCE (MULTI-LINE) - 1.1%
 33,000      Cigna Corp.
                                                                           $ 2,658,563
                                                                           -----------
             INSURANCE (PROPERTY/CASUALTY) - 0.4%
 37,000      Safeco Corp.
                                                                           $   920,375
                                                                           -----------
             TOTAL FINANCIAL                                               $19,888,841
                                                                           -----------
             HEALTHCARE - 4.7%
             HEALTHCARE (DIVERSIFIED) - 0.9%
 22,000      Allergan, Inc.
                                                                           $ 1,094,500
 13,000      Warner-Lambert Co., Inc.
                                                                             1,065,187
                                                                           -----------
                                                                           $ 2,159,687
                                                                           -----------
             HEALTHCARE (DRUGS/MAJOR PHARMACEUTICALS) - 1.2%
 14,000      Eli Lilly & Co.
                                                                           $   931,000
 40,000      Pharmacia & UpJohn, Inc.
                                                                             1,800,000
                                                                           -----------
                                                                           $ 2,731,000
                                                                           -----------
             HEALTHCARE (HOSPITAL MANAGEMENT) - 1.4%
112,000      Columbia/HCA Healthcare Corp.
                                                                           $ 3,283,000
                                                                           -----------
             HEALTHCARE (MANAGED CARE) - 1.2%
 54,000      United Healthcare Corp.
                                                                           $ 2,868,750
                                                                           -----------
             TOTAL HEALTHCARE                                              $11,042,437
                                                                           -----------
             TECHNOLOGY - 13.5%
             COMMUNICATIONS EQUIPMENT - 1.8%
 24,000      Lucent Technologies, Inc.
                                                                           $ 1,795,500
 16,000      Motorola, Inc.
                                                                             2,356,000
                                                                           -----------
                                                                           $ 4,151,500
                                                                           -----------
             COMPUTERS (HARDWARE) - 3.9%
 56,000      Compaq Computer Corp.
                                                                           $ 1,515,500
 43,000      Hewlett-Packard Co.
                                                                             4,899,313
 27,000      IBM Corp.
                                                                             2,916,000
                                                                           -----------
                                                                           $ 9,330,813
                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

              S&P/MOODY'S
                RATINGS
  SHARES      (UNAUDITED)                                                    VALUE
                            COMPUTERS (PERIPHERALS) - 1.8%
     40,000                 EMC Corp.*                                    $  4,370,000
                                                                          ------------
                            ELECTRONICS (SEMICONDUCTORS) - 6.0%
    120,000                 Intel Corp.                                   $  9,877,500
     45,000                 Texas Instruments, Inc.                          4,359,375
                                                                          ------------
                                                                          $ 14,236,875
                                                                          ------------
                            TOTAL TECHNOLOGY                              $ 32,089,188
                                                                          ------------
                            UTILITIES - 0.8%
                            ELECTRIC COMPANIES - 0.8%
     22,000                 DTE Energy Co.                                $    690,250
     35,000                 Public Service Enterprise Group, Inc.            1,218,438
                                                                          ------------
                                                                          $  1,908,688
                                                                          ------------
                            TOTAL UTILITIES                               $  1,908,688
                                                                          ------------
                            TOTAL COMMON STOCKS
                            (Cost $114,702,633)                           $139,476,099
                                                                          ------------
 PRINCIPAL
  AMOUNT
                            DEBT OBLIGATIONS - 40.0%
                            CORPORATE BONDS - 22.5%
                            BASIC MATERIALS - 6.3%
$   500,000   CC/Ca         AEI Resources, 11.5%, 12/15/06 (144A)         $    325,000
  2,000,000   BB-/Ba3       Bethlehem Steel Corp., 10.375%, 9/1/03           2,025,000
  2,000,000   BBB/Baa2      Bowater, Inc., 9.0%, 8/1/09                      2,107,980
  4,000,000   BBB-/Baa2     Georgia Pacific Co., 9.875%, 11/1/21             4,227,240
    850,000   B+/B2         Huntsman ICI Chemicals, 10.125%, 7/1/09
                            (144A)                                             871,250
    475,000   BB/Ba3        Lyondell Chemical Co., 9.875%, 5/1/07 (144A)       484,500
    480,000   B+/B2         Royster Clark Inc., 10.25%, 4/1/09 (144A)          436,800
  4,000,000   BBB-/Baa2     USX Corp., 9.375%, 2/15/12                       4,422,880
                                                                          ------------
                            TOTAL BASIC MATERIALS                         $ 14,900,650
                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 12/31/99                            (CONTINUED)

              S&P/MOODY'S
 PRINCIPAL      RATINGS
  AMOUNT      (UNAUDITED)                                                    VALUE
                            CAPITAL GOODS - 0.6%
$ 1,000,000   B+/B2         Allied Waste North America, 10.0%, 8/1/09
                            (144A)                                        $    890,000
    500,000   B+/B2         Metromedia Fiber Network, Inc., 10.0%,
                            11/15/08                                           512,500
                                                                          ------------
                            TOTAL CAPITAL GOODS                           $  1,402,500
                                                                          ------------
                            COMMUNICATION SERVICES - 0.5%
    325,000   B/B3          Crown Castle International Corp., 9.0%,
                            5/15/11                                       $    316,875
    740,000   B/B2          NEXTLINK Communications, Inc., 10.75%,
                            6/1/09                                             767,750
                                                                          ------------
                            TOTAL COMMUNICATION SERVICES                  $  1,084,625
                                                                          ------------
                            CONSUMER CYCLICALS - 0.6%
    700,000   BBB/Baa3      Laidlaw, Inc., 7.65%, 5/15/06                 $    648,585
  1,000,000   BBB-/Ba1      Levi Strauss Co., 7.0%, 11/1/06
                            (144A)                                             744,900
                                                                          ------------
                            TOTAL CONSUMER CYCLICALS                      $  1,393,485
                                                                          ------------
                            CONSUMER STAPLES - 2.2%
  1,000,000   BBB-/Baa2     British Sky Broadcasting, 8.2%, 7/15/09
                            (144A)                                        $    960,280
    825,000   B+/B2         Charter Communications Holdings LLC, 8.25%,
                            4/1/07 (144A)                                      763,125
  1,700,000   B/B2          Echostar DBS Communications Corp., 9.25%,
                            2/1/06 (144A)                                    1,712,750
    375,000   B-/B2         Emmis Communications Corp., 8.125%, 3/15/09
                            (144A)                                             359,063
    750,000   B-/B3         Premier Parks, Inc., 9.75%, 6/15/07                750,937
    685,000   B/B2          Wesco Distribution, Inc., 9.125%, 6/1/08           643,900
                                                                          ------------
                            TOTAL CONSUMER STAPLES                        $  5,190,055
                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

              S&P/MOODY'S
 PRINCIPAL      RATINGS
  AMOUNT      (UNAUDITED)                                                    VALUE
                            ENERGY - 3.3%
$ 2,500,000   BBB/Baa2      Ashland Oil Co., 8.8%, 11/15/12               $  2,628,750
  4,100,000   A-/A3         Phillips Petroleum Co., 8.86%, 5/15/22           4,145,510
    820,000   B2/BB         Pogo Producing, 5.5%, 6/15/06 (Convertible)        643,716
    475,000   BB-/Ba3       RBF Financial Co., 11.0%, 3/15/06                  509,438
    700,000   BB+/Ba1       Santa Fe Snyder Corp., 8.05%, 6/15/04              677,453
                                                                          ------------
                            TOTAL ENERGY                                  $  8,604,867
                                                                          ------------
                            FINANCIAL - 4.8%
  1,010,000   BB+/Baa3      Capital One Financial Corp., 7.125%, 8/1/08   $    912,676
  1,000,000   BBB-/Baa3     Colonial Realty LP, 7.0%, 7/14/07                  890,100
    575,000   B/B3          Delta Financial, 9.5%, 8/1/04                      368,000
  4,000,000   A+/A1         Ford Motor Credit Co., 9.14%, 12/30/14           4,217,400
  1,000,000   BBB-/Ba2      Imperial Bank, 8.375%, 4/1/09                      925,070
    785,000   BBB/Baa3      Mack-Cali Realty Corp., 7.25%, 3/15/09             723,385
    500,000   A+/A1         Newcourt Credit Group, 6.875%, 2/16/05             487,225
  3,000,000   BBB-/A3       Washington Mutual Capital, Inc., 8.375%,
                            6/1/27                                           2,855,310
                                                                          ------------
                            TOTAL FINANCIAL                               $ 11,379,166
                                                                          ------------
                            HEALTHCARE - 1.8%
  1,150,000   BBB-/Ba1      Beckman Instruments, Inc., 7.05%, 6/1/26      $  1,054,539
    250,000   B+/B2         Biovail International Corp., 10.875%,
                            11/15/05                                           262,500
    675,000   B/B3          King Pharmaceutical, Inc., 10.75%, 2/15/09         715,500
  2,375,000   B+/Ba3        Quorum Health Group, 8.75%, 11/1/05              2,256,250
                                                                          ------------
                            TOTAL HEALTHCARE                              $  4,288,789
                                                                          ------------
                            TECHNOLOGY - 0.2%
    500,000   BBB+/Baa1     Sun Microsystems, Inc., 7.65%, 8/15/09        $    497,440
                                                                          ------------
                            TOTAL TECHNOLOGY                              $    497,440
                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 12/31/99                            (CONTINUED)

              S&P/MOODY'S
 PRINCIPAL      RATINGS
  AMOUNT      (UNAUDITED)                                                    VALUE
                            TRANSPORTATION - 1.6%
$ 3,000,000   BBB-/Baa2     Kansas City Southern Industries, Inc., 8.8%,
                            7/1/22                                        $  3,139,080
    750,000   BB/Ba2        Northwest Airlines, Inc., 8.52%, 4/7/04            708,495
                                                                          ------------
                            TOTAL TRANSPORTATION                          $  3,847,575
                                                                          ------------
                            UTILITIES - 0.6%
    400,000   BB/Ba3        CMS Energy Corp., 7.5%, 1/15/09               $    368,180
  1,000,000   BBB-/Baa3     Great Lakes Power, Inc., 8.3%, 3/1/05              977,280
                                                                          ------------
                            TOTAL UTILITIES                               $  1,345,460
                                                                          ------------
                            TOTAL CORPORATE BONDS                         $ 53,934,612
                                                                          ------------
                            U.S. GOVERNMENT OBLIGATIONS - 17.5%
  1,894,129                 Federal National Mortgage Association, REMIC
                            Series 98-50EN, 6.5%, 9/25/28                 $  1,808,969
  8,026,633                 Government National Mortgage Association,
                            6.5%, 10/15/28 to 6/15/29                        7,547,203
 14,405,064                 Government National Mortgage Association,
                            7.0%, 3/15/12 to 8/15/29                        14,021,831
  5,976,519                 Government National Mortgage Association,
                            7.5%, 8/15/29 to 8/20/29                         5,907,743
  1,802,761                 Government National Mortgage Association,
                            REMIC Series 1998-24A, 6.5%, 11/20/24            1,739,214
  2,000,000                 Government National Mortgage Association,
                            REMIC Series 1998-13B, 6.5%, 12/20/25            1,857,300
  3,190,000                 U.S. Treasury Bonds, 8.125%, 8/15/19             3,631,145
    455,000                 U.S. Treasury Bonds, 6.125%, 11/15/27              423,109
  4,850,000                 U.S. Treasury Bonds, 5.25%, 11/15/28             3,996,739
    680,000                 U.S. Treasury Notes, 5.5%, 7/31/01                 672,819
                                                                          ------------
                            TOTAL U.S. GOVERNMENT OBLIGATIONS             $ 41,606,072
                                                                          ------------
                            TOTAL DEBT OBLIGATIONS
                            (Cost $100,084,529)                           $ 94,896,968
                                                                          ------------
                            TOTAL INVESTMENT IN SECURITIES
                            (Cost $214,787,162)                           $235,016,783
                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

 PRINCIPAL
  AMOUNT                                                                     VALUE
                            TEMPORARY CASH INVESTMENT - 1.0%
                            COMMERCIAL PAPER - 1.0%
$ 2,316,000                 American Express Credit Co., 4.25%, 1/3/00    $  2,316,000
                                                                          ------------
                            TOTAL TEMPORARY CASH INVESTMENT
                            (Cost $2,316,000)                             $  2,316,000
                                                                          ------------
                            TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
                            CASH INVESTMENT - 100%
                            (Cost $217,103,162) (a)(b)                    $237,332,783
                                                                          ------------
                                                                          ------------

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 1999, the value of these securities amounted to $7,547,668 or 3.2% of total net assets.

*    Non-income producing security.

(a) At December 31, 1999, the net unrealized gain on investments based on cost for federal income tax purposes of $217,103,162 was as follows:

Aggregate gross unrealized gain for all investments in which
there is an excess of value over tax cost                     $ 31,004,783
Aggregate gross unrealized loss for all investments in which
there is an excess of tax cost over value                      (10,775,162)
                                                              ------------
 Net unrealized gain                                          $ 20,229,621
                                                              ------------
                                                              ------------

(b) At December 31, 1999, the Fund had a net capital loss carryforward of $11,948,378 which will expire in 2006 if not utilized.

     Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1999 were as follows:

                                                           PURCHASES        SALES
                                                          -----------    ------------
Long-term U.S. Government                                 $57,384,900    $ 61,013,235
Other Long-term Securities                                 58,943,011     102,223,929

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     BALANCE SHEET 12/31/99

  ASSETS:
     Investment in securities, at value (including temporary
  cash investment of $2,316,000) (cost $217,103,162)              $237,332,783
     Cash                                                                  998
     Receivables -
        Fund shares sold                                               170,924
        Dividends and interest                                       1,634,273
     Other                                                               6,654
                                                                  ------------
           Total assets                                           $239,145,632
                                                                  ------------
  LIABILITIES:
     Payables -
        Fund shares repurchased                                   $    215,793
        Dividends                                                      112,256
     Due to affiliates                                                 261,772
     Accrued expenses                                                   91,928
                                                                  ------------
           Total liabilities                                      $    681,749
                                                                  ------------
  NET ASSETS:
     Paid-in capital                                              $229,883,749
     Accumulated undistributed net investment income                   298,891
     Accumulated net realized loss on investments                  (11,948,378)
     Net unrealized gain on investments                             20,229,621
                                                                  ------------
           Total net assets                                       $238,463,883
                                                                  ------------
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $214,865,506/22,091,918 shares)            $       9.73
                                                                  ------------
     Class B (based on $19,864,520/2,061,125 shares)              $       9.64
                                                                  ------------
     Class C (based on $3,733,857/383,829 shares)                 $       9.73
                                                                  ------------
  MAXIMUM OFFERING PRICE:
     Class A                                                      $      10.19
                                                                  ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     STATEMENT OF OPERATIONS
     FOR THE YEAR ENDED 12/31/99

 INVESTMENT INCOME:
    Dividends (net of foreign taxes withheld of $7,912)         $2,796,986
    Interest                                                     8,700,176
                                                                ----------
          Total investment income                                                $11,497,162
                                                                                 -----------
 EXPENSES:
    Management fees                                             $1,684,569
    Transfer agent fees
       Class A                                                     506,368
       Class B                                                      80,680
       Class C                                                      25,119
    Distribution fees
       Class A                                                     583,934
       Class B                                                     214,782
       Class C                                                      40,956
    Administrative fees                                             66,497
    Custodian fees                                                  50,224
    Registration fees                                               51,313
    Professional fees                                               45,494
    Printing                                                        38,259
    Fees and expenses of nonaffiliated trustees                     28,512
    Miscellaneous                                                   12,369
                                                                ----------
          Total expenses                                                         $ 3,429,076
          Less fees paid indirectly                                                  (50,474)
                                                                                 -----------
          Net expenses                                                           $ 3,378,602
                                                                                 -----------
             Net investment income                                               $ 8,118,560
                                                                                 -----------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments                                             $ 2,747,527
    Change in net unrealized gain on investments                                  (3,396,381)
                                                                                 -----------
       Net loss on investments                                                   $  (648,854)
                                                                                 -----------
       Net increase in net assets resulting from operations                      $ 7,469,706
                                                                                 -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
     FOR THE YEARS ENDED 12/31/99 AND 12/31/98

                                                           YEAR ENDED      YEAR ENDED
 FROM OPERATIONS:                                           12/31/99        12/31/98
 Net investment income                                    $  8,118,560    $  8,532,116
 Net realized gain (loss) on investments                     2,747,527     (14,852,123)
 Change in net unrealized gain on investments               (3,396,381)      9,078,125
                                                          ------------    ------------
       Net increase in net assets resulting from
          operations                                      $  7,469,706    $  2,758,118
                                                          ------------    ------------
 DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income:
       Class A ($0.31 and $0.30 per share, respectively)  $ (7,418,676)   $ (8,098,749)
       Class B ($0.22 and $0.22 per share, respectively)      (493,098)       (445,932)
       Class C ($0.21 and $0.22 per share, respectively)       (91,525)        (73,667)
 Net realized gain:
       Class A ($0.00 and $0.23 per share, respectively)             -      (5,730,953)
       Class B ($0.00 and $0.23 per share, respectively)             -        (527,666)
       Class C ($0.00 and $0.23 per share, respectively)             -         (85,992)
                                                          ------------    ------------
   Total distributions to shareholders                    $ (8,003,299)   $(14,962,959)
                                                          ------------    ------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                         $ 29,686,061    $ 53,764,258
 Reinvestment of distributions                               7,090,271      13,428,978
 Cost of shares repurchased                                (81,713,110)    (61,437,995)
                                                          ------------    ------------
    Net increase (decrease) in net assets resulting from
      fund share transactions                             $(44,936,778)   $  5,755,241
                                                          ------------    ------------
    Net decrease in net assets                            $(45,470,371)   $ (6,449,600)
 NET ASSETS:
 Beginning of year                                         283,934,254     290,383,854
                                                          ------------    ------------
 End of year (including accumulated undistributed net
   investment income of $298,891 and $183,630,
   respectively)                                          $238,463,883    $283,934,254
                                                          ============    ============

 CLASS A                           '99 SHARES    '99 AMOUNT    '98 SHARES    '98 AMOUNT
 Shares sold                       1,899,937    $ 18,442,478   3,662,322    $ 37,731,555
 Reinvestment of distributions       678,809       6,567,020   1,248,982      12,409,860
 Less shares repurchased           (6,916,596)   (67,210,692)  (5,532,673)   (56,591,983)
                                   ----------   ------------   ----------   ------------
          Net decrease             (4,337,850)  $(42,201,194)   (621,369)   $ (6,450,568)
                                   ==========   ============   ==========   ============
 CLASS B
 Shares sold                         532,054    $  5,134,426   1,232,938    $ 12,581,848
 Reinvestment of distributions        46,210         442,559      90,776         885,232
 Less shares repurchased            (872,686)     (8,394,734)   (335,931)     (3,367,944)
                                   ----------   ------------   ----------   ------------
          Net increase (decrease)   (294,422)   $ (2,817,749)    987,783    $ 10,099,136
                                   ==========   ============   ==========   ============
 CLASS C
 Shares sold                         629,719    $  6,109,157     330,098    $  3,450,855
 Reinvestment of distributions         8,380          80,692      13,580         133,886
 Less shares repurchased            (641,571)     (6,107,684)   (146,232)     (1,478,068)
                                   ----------   ------------   ----------   ------------
          Net increase (decrease)     (3,472)   $     82,165     200,446    $  2,106,673
                                   ----------   ------------   ----------   ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER BALANCED FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99

                                                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
CLASS A                                                        12/31/99     12/31/98     12/31/97     12/31/96     12/31/95
Net asset value, beginning of year                             $   9.74     $  10.15     $  10.65     $  10.30     $   9.11
                                                               --------     --------     --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                         $   0.31     $   0.30     $   0.41     $   0.64     $   0.66
 Net realized and unrealized gain (loss) on investments           (0.01)       (0.18)        1.03         0.33         1.29
                                                               --------     --------     --------     --------     --------
    Net increase from investment operations                    $   0.30     $   0.12     $   1.44     $   0.97     $   1.95
Distributions to shareholders:
 Net investment income                                            (0.31)       (0.30)       (0.40)       (0.62)       (0.65)
 Net realized gain                                                    -        (0.23)       (1.54)           -        (0.11)
                                                               --------     --------     --------     --------     --------
Net increase (decrease) in net asset value                     $  (0.01)    $  (0.41)    $  (0.50)    $   0.35     $   1.19
                                                               --------     --------     --------     --------     --------
Net asset value, end of year                                   $   9.73     $   9.74     $  10.15     $  10.65     $  10.30
                                                               ========     ========     ========     ========     ========
Total return*                                                      3.15%        1.14%       13.92%        9.89%       22.00%
Ratio of net expenses to average net assets+                       1.23%        1.17%        1.19%        1.10%        1.13%
Ratio of net investment income to average net assets+              3.21%        2.92%        3.55%        6.17%        6.58%
Portfolio turnover rate                                              46%          94%         122%          31%          25%
Net assets, end of year (in thousands)                         $214,866     $257,419     $274,695     $276,064     $281,639
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                    1.21%        1.16%        1.17%        1.08%        1.11%
   Net investment income                                           3.23%        2.93%        3.57%        6.19%        6.60%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if all sales charges were taken into account.
+ Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     FINANCIAL HIGHLIGHTS 12/31/99

                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     4/28/95 TO
       CLASS B                                              12/31/99       12/31/98       12/31/97       12/31/96       12/31/95
       Net asset value, beginning of period                 $  9.65        $ 10.08        $ 10.59         $10.27         $ 9.55
                                                            -------        -------        -------         ------         ------
       Increase (decrease) from investment operations:
        Net investment income                               $  0.22        $  0.23        $  0.32         $ 0.52         $ 0.39
        Net realized and unrealized gain (loss) on
       investments                                            (0.01)         (0.21)          1.02           0.37           0.90
                                                            -------        -------        -------         ------         ------
           Net increase from investment operations          $  0.21        $  0.02        $  1.34         $ 0.89         $ 1.29
       Distributions to shareholders:
        Net investment income                                 (0.22)         (0.22)         (0.31)         (0.52)         (0.46)
        In excess of net investment income                        -              -              -          (0.05)             -
        Net realized gain                                         -          (0.23)         (1.54)             -          (0.11)
                                                            -------        -------        -------         ------         ------
       Net increase (decrease) in net asset value           $ (0.01)       $ (0.43)       $ (0.51)        $ 0.32         $ 0.72
                                                            -------        -------        -------         ------         ------
       Net asset value, end of period                       $  9.64        $  9.65        $ 10.08         $10.59         $10.27
                                                            -------        -------        -------         ------         ------
       Total return*                                           2.24%          0.19%         12.98%          9.02%         13.74%
       Ratio of net expenses to average net assets+            2.14%          2.03%          2.01%          1.88%          1.88%**
       Ratio of net investment income to average net
         assets+                                               2.30%          2.09%          2.65%          5.45%          5.83%**
       Portfolio turnover rate                                   46%            94%           122%            31%            25%
       Net assets, end of period (in thousands)             $19,865        $22,737        $13,789         $6,940         $1,800
       Ratios assuming reduction of fees paid indirectly:
        Net expenses                                           2.12%          2.01%          1.99%          1.86%          1.78%**
        Net investment income                                  2.32%          2.11%          2.67%          5.47%          5.93%**

        * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
       **  Annualized.
        +  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     FINANCIAL HIGHLIGHTS 12/31/99

                                                                 YEAR ENDED        YEAR ENDED        YEAR ENDED        1/31/96 TO
       CLASS C                                                    12/31/99          12/31/98          12/31/97          12/31/96
       Net asset value, beginning of period                        $ 9.75            $10.17            $10.62            $10.39
                                                                   ------            ------            ------            ------
       Increase (decrease) from investment operations:
        Net investment income                                      $ 0.21            $ 0.23            $ 0.33            $ 0.49
        Net realized and unrealized gain (loss) on investments      (0.02)            (0.20)             1.07              0.31
                                                                   ------            ------            ------            ------
           Net increase from investment operations                 $ 0.19            $ 0.03            $ 1.40            $ 0.80
       Distributions to shareholders:
        Net investment income                                       (0.21)            (0.22)            (0.31)            (0.49)
        In excess of net investment income                              -                 -                 -             (0.08)
        Net realized gain                                               -             (0.23)            (1.54)                -
                                                                   ------            ------            ------            ------
       Net increase (decrease) in net asset value                  $(0.02)           $(0.42)           $(0.45)           $ 0.23
                                                                   ------            ------            ------            ------
       Net asset value, end of period                              $ 9.73            $ 9.75            $10.17            $10.62
                                                                   ======            ======            ======            ======
       Total return*                                                 2.02%             0.27%            13.48%             8.12%
       Ratio of net expenses to average net assets+                  2.38%             2.12%             2.03%             1.76%**
       Ratio of net investment income to average net assets+         2.09%             2.01%             2.68%             5.63%**
       Portfolio turnover rate                                         46%               94%              122%               31%
       Net assets, end of period (in thousands)                    $3,734            $3,778            $1,900            $1,059
       Ratios assuming reduction of fees paid indirectly:
          Net expenses                                               2.35%             2.09%             1.98%             1.73%**
          Net investment income                                      2.12%             2.04%             2.73%             5.66%**

        * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
       **  Annualized.
        +  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     NOTES TO FINANCIAL STATEMENTS 12/31/99

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Balanced Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek capital growth and current income.

    The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

    The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

    Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     PIONEER BALANCED FUND

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

    B. FEDERAL INCOME TAXES

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    C. FUND SHARES

    The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc.
    (PGI). PFD earned $38,171 in underwriting commissions on the sale of fund shares during the year ended December 31, 1999.

    D. CLASS ALLOCATIONS

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation
    (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis.
    Short-term capital gain

     PIONEER BALANCED FUND
     NOTES TO FINANCIAL STATEMENTS 12/31/99                      (CONTINUED)

    distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

   2. MANAGEMENT AGREEMENT

    Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion; and 0.55% of the excess over $5 billion.

    In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 1999, $136,954 was payable to PIM related to management fees, administrative fees and certain other services.

    3. TRANSFER AGENT

    PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $64,858 in transfer agent fees payable to PSC at December 31, 1999.

    4. DISTRIBUTION PLANS

    The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A Shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in

     PIONEER BALANCED FUND

    due to affiliates is $59,960 in distribution fees payable to PFD at December 31, 1999.

    In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 1999, CDSCs in the amount of $73,285 were paid to PFD.

    5. EXPENSE OFFSETS

    The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1999, the Fund's expenses were reduced by $50,474 under such arrangements.

    6. LINE OF CREDIT FACILITY

    The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended December 31, 1999, the Fund had no borrowings under this agreement.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF
PIONEER BALANCED FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Balanced Fund as of December 31, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Balanced Fund as of December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 4, 2000

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS

      TRUSTEES                           OFFICERS
      John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and
      Mary K. Bush                       President
      Richard H. Egdahl, M.D.            David D. Tripple, Executive Vice
      Margaret B.W. Graham               President
      John W. Kendrick                   Eric W. Reckard, Treasurer
      Marguerite A. Piret                Joseph P. Barri, Secretary
      David D. Tripple
      Stephen K. West
      John Winthrop

    INVESTMENT ADVISER
    Pioneer Investment Management, Inc.

    CUSTODIAN
    Brown Brothers Harriman & Co.

    INDEPENDENT PUBLIC ACCOUNTANTS
    Arthur Andersen LLP

    PRINCIPAL UNDERWRITER
    Pioneer Funds Distributor, Inc.

    LEGAL COUNSEL
    Hale and Dorr LLP

    SHAREOWNER SERVICES AND TRANSFER AGENT
    Pioneering Services Corporation

    HOW TO CONTACT PIONEER

   We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

   CALL US FOR:

   ACCOUNT INFORMATION, including existing accounts,
   new accounts, prospectuses, applications
   and service forms                                       1-800-225-6292

   FACTFONE(SM) for automated fund yields, prices,
   account information and transactions                    1-800-225-4321

   RETIREMENT PLANS INFORMATION                            1-800-622-0176

   TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)            1-800-225-1997

   WRITE TO US:

   Pioneering Services Corporation
   60 State Street
   Boston, Massachusetts 02109

   OUR TOLL-FREE FAX                                       1-800-225-4240

   OUR INTERNET E-MAIL ADDRESS                       ASK.PIONEER@PIOG.COM

   (for general questions about Pioneer only)

   VISIT OUR WEBSITE:                                WWW.PIONEERFUNDS.COM

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
   FUND PROSPECTUS.

    [PIONEER LOGO]        PIONEER INVESTMENT MANAGEMENT, INC. 7311-00-0200
                          60 STATE STREET                     G PIONEER FUNDS DISTRIBUTOR,
                          BOSTON, MASSACHUSETTS 02109         INC.
                          www.pioneerfunds.com                [RECYCLE LOGO] PRINTED ON
                                                              RECYCLED PAPER